Exhibit 10.6
Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement, dated as of October 7, 2020 (this “Amendment”), to that certain Credit Agreement, dated as of August 1, 2017 (as amended or supplemented, as applicable, by each of that certain Waiver to Credit Agreement, dated as of October 6, 2017, that certain Credit Agreement Supplement, dated as of September 11, 2017, that certain Waiver to Credit Agreement, dated as of December 1, 2017, that certain Waiver to Credit Agreement, dated as of May 30, 2018, that certain Amendment No. 1 to Credit Agreement, dated as of July 13, 2018, that certain Amendment No. 2 to Credit Agreement, dated as of November 1, 2018, that certain Amendment No. 3 to Credit Agreement, dated as of December 20, 2019 and that certain Amendment No. 4 to Credit Agreement, dated as of July 24, 2020, the “Credit Agreement”, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among GTCR-Ultra Holdings II, LLC, a Delaware limited liability company (“Holdings”); GTCR-Ultra Holdings III, LLC, a Delaware limited liability company (the “Borrower”); the other Loan Parties party thereto; the lenders party thereto from time to time (the “Lenders”), and Antares Capital LP (“Antares Capital”), as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders party hereto (which together constitute the Required Lenders), subject to the terms and conditions set forth herein, have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, each of the Lenders party hereto (which together constitute the Required Lenders) has approved in its sole discretion the joinder of Paya, Inc., a Delaware corporation, as a co- Borrower under the Credit Agreement, in each case, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Amendment No. 5 Effective Date (as defined below in Section 2), and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)Section 1.01 is amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 5” means that certain Amendment No. 5 to Credit Agreement, dated as of October 7, 2020, among Holdings, Borrower, each other Loan Party, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” means the “Amendment No. 5 Effective Date” as defined in Amendment No. 5.

(b)A new Section 1.12 is hereby added as follows:
Section 1.12    Co-Borrowers.

i.Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that the Original Borrower shall be a co-borrower with respect to all Loans and other related Secured Obligations of the Borrower, and each reference herein to “the Borrower” with respect to any Loans of the Borrower hereunder shall be deemed to be a reference to each of the Original Borrower and the Borrower, jointly and severally. Each of the Borrower and the Original

Borrower shall be jointly and severally liable for all such Loans and other Secured Obligations, regardless of which Borrower actually receives the benefit thereof or the manner in which they account for such Loans and related Secured Obligations on their books and records; it being understood and agreed that all proceeds of any Loans will actually be made available to the Borrower at its accounts in the United States.

ii.The Original Borrower hereby irrevocably appoints and authorizes the Borrower as its representative and agent on its behalf for the purposes of delivering certificates, including Compliance Certificates, delivering Borrowing Requests and other instructions with respect to the disbursement of the proceeds of the Loans, and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of the Original Borrower under this Agreement and the other Loan Documents. The Borrower hereby accepts such appointment. The Administrative Agent and each Lender may regard any notice or other communication pursuant to this Agreement or any other Loan Document from the Borrower as a notice or communication from the Original Borrower and the Borrower. Each warranty, covenant, agreement and undertaking made on behalf of the Original Borrower by the Borrower shall be deemed for all purposes to have been made by the Original Borrower and shall be binding upon and enforceable against the Original Borrower to the same extent as if the same had been made directly by the Original Borrower.

SECTION 2. CONDITIONS PRECEDENT TO THE AMENDMENT NO. 5 EFFECTIVE DATE

The amendments set forth in Section 1 hereof shall become effective on the date on which each of the following conditions is satisfied (such date, the “Amendment No. 5 Effective Date”):

(a)the Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed by (i) each Loan Party, (ii) the Lenders constituting the Required Lenders as of the Amendment No. 5 Effective Date and (iii) the Administrative Agent;

(b)each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date;

(c)the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or in all respects to the extent already qualified by materiality) on and as of the date of the Amendment No. 5 Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and

(d)at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 3. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into the amendment contained herein, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)Each of this Amendment and the Credit Agreement (as amended hereby) constitutes legal, valid and binding obligation of the Loan Parties signatory hereto, as the case may be, enforceable against it in accordance with its terms, subject to applicable Debtor Relief Laws and any other applicable bankruptcy, insolvency, reorganization, moratorium, examinership or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement (as amended hereby).

(c)Each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or in all respects to the extent already qualified by materiality); provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.

(d)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS

(a)Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

(b)Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(e)Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING AMENDMENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(e).

(f)Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent in an amount not to exceed an amount to be separately agreed.

(g)Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

(h)Incorporation by Reference. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 9.07. 9.09. 9.10. 9.12 and 9.15.

(i)Effects of this Amendment.

i.On the Amendment No. 5 Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Amendment No. 5 Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement (as amended hereby).

ii.Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement (as amended hereby) and the other Loan Documents.

iii.Reaffirmation of Obligations: No Novation. Each of the Loan Parties hereby consents to this Amendment and hereby (A) ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment No. 5 Effective Date as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party as amended hereby, (B) confirms and agrees that the pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (C) acknowledges and agrees that such pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby. This Amendment amends the Credit Agreement. As such, this Amendment represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the “Obligations” under the Credit Agreement. The “Obligations” under the Credit Agreement are continuing Obligations of the Loan Parties, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guaranty thereof.

(j)     Tax Matters. For U.S. Federal income tax purposes, the Borrower agrees that it will not             treat this Amendment as resulting in a “significant modification” (within the meaning of U.S. Treasury                 Regulations Section 1.1001-3(e)) of the Loans or the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GTCR-ULTRA HOLDINGS II, LLC
as Holdings

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

GTCR-ULTRA HOLDINGS III, LLC
as Borrower

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

GTCR-ULTRA INTERMEDIATE HOLDINGS, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

PAYA, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

PAYA EFT, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

PAYA VERTICAL SOFTWARE LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

STEWARDSHIP TECHNOLOGY, INC.
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

FIRST MOBILE TRUST, LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

FBS FIRST MOBILE, LLC
as Guarantor

By: /s/ Jeffrey Hack
Name: Jeffrey Hack
Title: Chief Executive Officer

ANTARES CAPITAL LP
as Administrative Agent

By: /s/ Kevin Mihelic
Name: Kevin Mihelic
Title: Duly Authorized Signatory